Exhibit 99.4

NON-GAAP FINANCIAL MEASURES

Adjusted EBITDA is a “non-GAAP financial measure” as defined under the rules of the SEC.
 Adjusted EBITDA represents EBITDA net income (loss) attributable to HC2 Holdings, Inc., adjusted for depreciation and amortization, interest expense and income tax (benefit) expense), adjusted to exclude our Insurance segment and add back or deduct certain items that management believes are non-recurring in nature or not comparable from period to period. See below for the definition of Adjusted EBITDA employed by HC2.
 Our management uses Adjusted EBITDA as a supplemental financial measure to assess:

●	the financial performance of our assets without regard to our Insurance segment, financing methods, capital structure, taxes, historical cost basis or non-recurring expenses;

●	our liquidity and operating performance over time in relation to other companies that own similar assets and calculate Adjusted EBITDA in a similar manner; and

●	the ability of our assets to generate cash sufficient to pay potential interest cost.
We use Adjusted EBITDA as presented in this offering memorandum as a supplemental measure of our performance. Adjusted EBITDA is not defined under generally accepted accounting principles in the United States (“GAAP” or “US GAAP”) and is not a measure of operating income, operating performance or liquidity presented in accordance with GAAP.
Adjusted EBITDA has limitations as an analytical tool and when assessing our operating performance or liquidity, investors and others should not consider this data in isolation or as a substitute for net income (loss) attributable to HC2 Holdings, Inc., cash flow from operating activities or other cash flow data calculated in accordance with GAAP.
Further, the results presented by Adjusted EBITDA cannot be achieved without incurring the costs that the measure excludes: interest, taxes, depreciation and amortization. Please see the audited and unaudited financial statements and the notes thereto of HC2 incorporated by reference into this offering memorandum.
 Adjusted EBITDA Reconciliations

The calculation of Adjusted EBITDA, as defined by us, consists of net income (loss) attributable to HC2, excluding our Insurance segment, as adjusted for depreciation and amortization; amortization of equity method fair value adjustments at acquisition; (gain) loss on sale or disposal of assets; lease termination costs; asset impairment expense; interest expense; net gain (loss) on contingent consideration; loss on early extinguishment or restructuring of debt; other (income) expense, net; foreign currency transaction (gain) loss included in cost of revenue; income tax (benefit) expense; (gain) loss from discontinued operations; noncontrolling interest; bonus to be settled in equity; share-based compensation expense; non-recurring items; and acquisition costs.

Adjusted EBITDA is not a measurement recognized under U.S. GAAP. In addition, other companies may define Adjusted EBITDA differently than we do, which could limit its usefulness. Management believes that Adjusted EBITDA provides investors with meaningful information for gaining an understanding of our results as it is frequently used by the financial community to provide insight into an organization's operating trends and facilitates comparisons between peer companies, since interest, taxes, depreciation, amortization and the other items listed in the definition of Adjusted EBITDA below can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company's ability to service debt. While management believes that non-U.S. GAAP measurements are useful supplemental information, such adjusted results are not intended to replace our U.S. GAAP financial results. Using Adjusted EBITDA as a performance measure has inherent limitations as an analytical tool as compared to net income (loss) or other U.S. GAAP financial measures, as this non-GAAP measure excludes certain items, including items that are recurring in nature, which may be meaningful to investors. As a result of the exclusions, Adjusted EBITDA should not be considered in isolation and does not purport to be an alternative to net income (loss) or other U.S. GAAP financial measures as a measure of our operating performance. Adjusted EBITDA excludes the results of operations of our Insurance segment.

The following table provides the reconciliation of Adjusted EBITDA to net income (loss), the most directly comparable GAAP measure:

(in thousands):	For the year ended December 31, 2017
	Core Operating Subsidiaries				Early Stage and Other			HC2
	Construction	Marine Services	Energy	Telecom	Life Sciences	Other and Eliminations	Non-operating Corporate
Net loss attributable to HC2 Holdings, Inc.								$(46,911)
Less: Net Income attributable to HC2 Holdings Insurance Segment								7,066
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$23,624	$15,173	$(516)	$6,163	$(18,098)	$(18,005)	$(62,318)	$(53,977)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:
Depreciation and amortization	5,583	22,898	5,071	371	186	1,508	71	35,688
Depreciation and amortization (included in cost of revenue)	5,254	—	—	—	—	—	—	5,254
Amortization of equity method fair value adjustment at acquisition	—	(1,594)	—	—	—	—	—	(1,594)
Asset impairment expense	—	—	—	—	—	1,810	—	1,810
(Gain) loss on sale or disposal of assets	292	(3,500)	247	181	—	—	—	(2,780)
Lease termination costs	—	249	—	17	—	—	—	266
Interest expense	976	4,392	1,181	41	—	4,373	44,135	55,098
Net gain on contingent consideration	—	—	—	—	—	—	(11,411)	(11,411)
Other (income) expense, net	(41)	2,683	1,488	149	(17)	6,541	(92)	10,711
Foreign currency gain (included in cost of revenue)	—	(79)	—	—	—	—	—	(79)
Income tax (benefit) expense	10,679	203	(4,243)	7	(820)	(1,129)	(10,185)	(5,488)
Noncontrolling interest	1,941	260	(681)	—	(3,936)	(1,164)	—	(3,580)
Bonus to be settled in equity	—	—	—	—	—	—	4,130	4,130
Share-based compensation expense	—	1,527	364	—	319	279	2,754	5,243
Non-recurring items	—	—	—	—	—	—	—	—
Acquisition costs	3,280	1,815	—	—	—	2,648	3,764	11,507
Adjusted EBITDA	$51,588	$44,027	$2,911	$6,929	$(22,366)	$(3,139)	$(29,152)	$50,798

Total Core Operating Subsidiaries	$105,455

(in thousands):	For the year ended December 31, 2016
	Core Operating Subsidiaries				Early Stage and Other			HC2
	Construction	Marine Services	Energy	Telecom	Life Sciences	Other and Eliminations	Non-operating Corporate
Net loss attributable to HC2 Holdings, Inc.								$(94,549)
Less: Net loss attributable to HC2 Holdings Insurance Segment								(14,028)
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$28,002	$17,447	$7	$1,435	$(7,646)	$(24,800)	$(94,966)	$(80,521)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:
Depreciation and amortization	1,892	22,007	2,248	504	124	1,480	9	28,264
Depreciation and amortization (included in cost of revenue)	4,370	—	—	—	—	—	—	4,370
Amortization of equity method fair value adjustment at acquisition	—	(1,371)	—	—	—	—	—	(1,371)
(Gain) loss on sale or disposal of assets	1,663	(9)	—	708	—	—	—	2,362
Lease termination costs	—	—	—	179	—	—	—	179
Interest expense	1,239	4,774	211	—	—	1,164	35,987	43,375
Net loss (gain) on contingent consideration	—	(2,482)	—	—	—	—	11,411	8,929
Other (income) expense, net	(163)	(2,424)	(8)	(87)	(3,213)	9,987	(1,277)	2,815
Foreign currency gain (included in cost of revenue)	—	(1,106)	—	—	—	—	—	(1,106)
Income tax (benefit) expense	18,727	1,394	(535)	2,803	1,558	3,250	11,245	38,442
Noncontrolling interest	1,834	974	(4)	—	(3,111)	(2,575)	—	(2,882)
Bonus to be settled in equity	—	—	—	—	—	—	2,503	2,503
Share-based compensation expense	—	1,682	597	—	251	273	5,545	8,348
Non-recurring items	—	—	—	—	—	—	1,513	1,513
Acquisition costs	2,296	290	27	18	—	—	2,312	4,943
Adjusted EBITDA	$59,860	$41,176	$2,543	$5,560	$(12,037)	$(11,221)	$(25,718)	$60,163

Total Core Operating Subsidiaries	$109,139

(in thousands):	For the year ended December 31, 2015
	Construction	Marine Services	Energy	Telecom	Life Sciences	Other and Eliminations	Non-operating Corporate	HC2
Net Income (loss) attributable to HC2 Holdings, Inc.								$(35,565)
Less: Net Income (loss) attributable to HC2 Holdings Insurance Segment								1,327
Net Income (loss) attributable to HC2 Holdings, Inc., excluding Insurance Segment	$24,451	$20,855	$(274)	$2,779	$(4,575)	$(18,276)	$(61,852)	$(36,892)
Adjustments to reconcile net income (loss) to Adjusted EBITDA:
Depreciation and amortization	2,016	18,772	1,635	417	20	1,934	—	24,794
Depreciation and amortization (included in cost of revenue)	7,659	—	—	—	—	—	—	7,659
Amortization of equity method fair value adjustments at acquisition	—	(1,516)	—	—	—	—	—	(1,516)
(Gain) loss on sale or disposal of assets	257	(138)	—	50	—	1	—	170
Lease termination costs	—	—	—	1,184	—	1	—	1,185
Asset impairment expense	—	547	—	—	—	—	—	547
Interest expense	1,379	3,803	42	—	—	—	33,793	39,017
Other (income) expense, net	(443)	(1,340)	(42)	(2,304)	(1)	5,764	5,242	6,876
Foreign currency (gain) loss (included in cost of revenue)	—	(2,039)	—	—	—	—	—	(2,039)
Income tax (benefit) expense	15,572	400	(347)	(237)	(1,037)	(7,733)	(16,052)	(9,434)
Loss from discontinued operations	20	—	—	—	—	1	—	21
Noncontrolling interest	1,136	616	(267)	—	(1,681)	(1)	—	(197)
Share-based payment expense	—	—	49	—	71	—	10,982	11,102
Acquisition and nonrecurring items	—	2,181	70	121	23	—	8,362	10,757
Adjusted EBITDA	$52,047	$42,141	$866	$2,010	$(7,180)	$(18,309)	$(19,525)	$52,050

Total Core Operating Subsidiaries	$97,064